SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

                                   --------
                   Deutsche EAFE (Reg. TM) Equity Index Fund




The following information replaces the existing disclosure contained under the "Portfolio Manager(s)" sub-heading of the "MANAGEMENT" section of the summary section of the fund's prospectus.


THOMAS O'BRIEN, CFA. Vice President of Northern Trust Investments, Inc. Portfolio Manager of the fund. Began managing the fund in 2013.

The following information relating to the fund replaces the existing disclosure contained under the "MANAGEMENT" heading of the "FUND DETAILS" section of the fund's prospectus.


THOMAS O'BRIEN, CFA. Vice President of Northern Trust Investments, Inc. Portfolio Manager of the fund. Began managing the fund in 2013.
o  Portfolio Manager for the International Equity Index group in Chicago.


o Prior to joining Northern Trust in November 2004, he was a Principal at State Street Global Advisors focusing on US index strategies.

o  BS, University of Rhode Island; MBA, Suffolk University.


               Please Retain This Supplement for Future Reference


June 6, 2016

PROSTKR-655

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